INTEREST RATE AGREEMENT
                     PLEDGE AND SECURITY AGREEMENT


                                between


                          1290 PARTNERS, L.P.


                                  and


                        237 PARK PARTNERS, L.P.
                        collectively, as Pledgor


                                  and


                       THE CHASE MANHATTAN BANK,
                       as Agent for the Lenders,


                               as Pledgee


                      Dated as of October 10, 1996



0147311.05-01S4a

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                        INTEREST RATE AGREEMENT
                     PLEDGE AND SECURITY AGREEMENT



            INTEREST RATE AGREEMENT PLEDGE AND SECURITY AGREEMENT, dated as of October 10, 1996 (this "Pledge Agreement"), by and between 1290 PARTNERS, L.P., a Delaware limited partnership, and 237 PARK PARTNERS, L.P., a Delaware limited partnership (collectively, the "Pledgor"), each having its chief executive office at c/o Victor Capital Group, L.L.P., 885 Third Avenue, New York, New York 10022, and THE CHASE MANHATTAN BANK, as agent ("Pledgee") for the lenders (the "Lenders") listed on the signature pages of the Credit Agreement (the "Credit Agreement"), dated as of the date hereof, among Pledgor, the Lenders and Pledgee, having an office at 380 Madison Avenue, New York, New York 10017.


                          W I T N E S S E T H:


            WHEREAS, Pledgor and The Chase Manhattan Bank (the "Counterparty") have entered into an Interest Rate Exchange Agreement, dated as of the date hereof (the "Swap Agreement") and certain Swap Transactions thereunder (the "Swap Transactions") (a copy of the Swap Agreement, including the Confirmation (as defined therein) for the Swap Transactions thereunder, is attached hereto as Exhibit A);

            WHEREAS, Pledgee has agreed to make a loan to Pledgor in the principal amount of Four Hundred Twenty Million Dollars ($420,000,000)(the "Loan");

            WHEREAS, the Loan will be evidenced by certain promissory notes (the "Notes") of Pledgor made to each of the Lenders in accordance with the terms of the Credit Agreement;

            WHEREAS, Pledgor is about to execute and deliver to Pledgee a Mortgage Modification, Restatement and Security Agreement, dated as of the date hereof (the "Mortgage"), covering certain real property owned by Pledgor as more particularly described therein, to secure the Notes; and

0147311.05-01S4a
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            WHEREAS, as a condition to closing the transactions contemplated by the Credit Agreement, Pledgee requires that Pledgor pledge to Pledgee and grant a security interest in the Collateral (hereinafter defined) to further secure Pledgor's obligations under the Notes.

            NOW, THEREFORE, in consideration of the foregoing and the Loan to Pledgor represented by the Notes, and for other good and valuable consideration, the receipt of which is hereby acknowledged, Pledgor does hereby agree with Pledgee, as follows:

            1. Definitions. Unless the context otherwise requires, capitalized terms used but not otherwise de- fined herein shall have the respective meanings provided therefor in the Credit Agreement, and the following terms shall have the following meanings:

            "Code" shall mean the Uniform Commercial Code, as enacted in the State of New York, as amended.

            "Collateral" shall have the meaning assigned thereto in Section 2 hereof.

            "Event of Default" shall have the meaning assigned thereto in
Section 10 hereof.

            2. Grant of Security Interest, Etc. As security for the full and punctual payment and performance of the Obligations when due (whether upon stated maturity, by acceleration, early termination or otherwise), Pledgor hereby pledges, assigns, hypothecates, transfers and delivers to Pledgee and hereby grants to Pledgee a continuing first priority lien on and security interest in, to and under all of the following (the "Collateral") whether now owned or hereafter acquired and whether now existing or hereafter arising: all of Pledgor's right, title and interest in and to (i) the Swap Agreement and the Swap Transactions; (ii) all payments due or to become due to Pledgor in respect of the Swap Transactions thereunder or arising out of the Swap Agreement, whether as contractual obligations, damages or otherwise; and (iii) all of Pledgor's claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under or arising out of the Swap Agreement and the Swap Transactions, in each case including all accessions and additions to, substitu-

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tions for and replacements, products and proceeds of any
of the foregoing.

            3. Powers of Pledgor Prior to an Event of Default. Prior to the occurrence and the continuance of an Event of Default, but subject to the terms of the Cash Collateral Agreement, Pledgor shall be entitled to receive and retain all payments belonging to Pledgor pursuant to the terms of the Swap Agreement and to exercise all rights, powers and privileges of Pledgor under, and to control the prosecution of all claims with respect to, the Swap Transactions, the Swap Agreement and the other Collateral.

            4. Representations, Warranties and Covenants. Pledgor hereby covenants with, and represents and war- rants to, Pledgee as follows:

                  (a) The Swap Agreement is the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms.

                  (b) Pledgor will defend Pledgee's right, title and interest in and to the Collateral pledged by it pursuant hereto or in which it has granted a security interest pursuant hereto against the claims and demands of all other Persons.

                  (c) The Collateral is free and clear of all liens, claims or security interests of every nature whatsoever, except such as are created pursuant to this Pledge Agreement and the other Loan Documents, and Pledgor has the right to pledge and grant a security interest in the same as herein provided without the consent of any other Person other than any such consent that has been obtained.

                  (d) The Collateral has been duly and validly pledged hereunder. All consents and approvals required for the consummation of the transactions contemplated by this Pledge Agreement have been obtained.

                  (e) Pledgor will not sell, assign, or otherwise dispose of, or mortgage, pledge or grant a security interest in, any of the Collateral or any interest therein, and any sale, assignment, mortgage, pledge or security interest whatsoever made in violation of this

0147311.05-01S4a
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covenant shall be a nullity and of no force and effect, and upon demand of
Pledgee, shall forthwith be cancelled or satisfied by an appropriate instrument in writing. Notwithstanding the foregoing, Pledgor shall have the right to sell, assign, or otherwise dispose of any portion of the Swap Agreement in accordance with the terms thereof in connection with any prepayment in full or in part of the Notes and the cancellation of the Commitments, with the prior written consent of Agent.

                  (f) Pledgor covenants and agrees that except with respect to the prepayment of the Loan in whole or in part in accordance with the terms of the Credit Agreement, (i) it will not, without the prior written consent of Pledgee, modify, amend or supplement the terms of any Swap Transactions or the Swap Agreement, (ii) it will not, without the prior written consent of Pledgee, except in accordance with the terms of the Swap Agreement, cause the termination of (a) any Swap Transaction prior to its stated maturity date or (b) the Swap Agreement prior to the stated maturity date of the Swap Transactions governed thereby, (iii) it will not, without the prior written consent of Pledgee, except as aforesaid, waive or release any obligation of the Counterparty (or any successor or substitute party to the Swap Agreement or the Swap Transactions) under the Swap Transactions or the Swap Agreement, (iv) it will not, without the prior written consent of Pledgee, consent or agree to any act or omission to act on the part of the Counterparty (or any successor or substitute party to the Swap Agreement or the Swap Transactions), which, without such consent or agreement, would constitute a default under the Swap Agreement to the extent the value of the Collateral would be materially and adversely affected thereby, (v) it will not fail to exercise promptly and diligently each and every right which it may have under the Swap Agreement and the Swap Transactions to the extent the value of the Collateral would be materially and adversely affected thereby, (vi) it will not take or omit to take any action or suffer or permit any action to be omitted or taken, the taking or omission of which would result in any right of offset against sums payable under the Swap Transactions and the Swap Agreement, or any defense by the Counterparty (or any successor or substitute party to the Swap Agreement or the Swap Transactions) to payment, and (vii) it will give prompt notice to Pledgee of any notice of default given by or to Pled-

0147311.05-01S4a
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



gor under or with respect to the Swap Agreement or the Swap Transactions, together with a complete copy of such notice.

                  (g) The chief executive office of the Pledgor is c/o Victor Capital Group, L.P., 885 Third Avenue, New York, New York 10022. Pledgor will not change such chief executive office unless Pledgor shall provide Pledgee with written notice thereof within thirty (30) days after such change (but in any event, within the period required pursuant to the Code) and there shall have been taken such action, reasonably satisfactory to Pledgee, as may be necessary to maintain the security interest of Pledgee hereunder at all times fully perfected and in full force and effect. Pledgor shall not change its name unless Pledgor shall have given Pledgee written notice thereof within thirty (30) days after such change (but in any event, within the period required pursuant to the Code) and shall have taken such action, reasonably satisfactory to Pledgee, as may be necessary to maintain the security interest of Pledgee in the Collateral granted hereunder at all times fully perfected and in full force and effect.

                  (h) Giving effect to the aforesaid grant and assignment to Pledgee, Pledgee has, as of the date of this Pledge Agreement, and as to Collateral acquired from time to time after such date, shall have, a valid, and upon proper filing, perfected and continuing first priority lien upon and security interest in the Collateral; provided that no representation or warranty is made with respect to the perfected status of the security interest of the Pledgee in the proceeds of Collateral consisting of "cash proceeds" or "non-cash proceeds" as defined in the Code except if, and to the extent, the provisions of
Section 9-306 of the Code shall be complied with.

                  (i) Except for financing statements filed or to be filed in favor of Pledgee as secured party, there are no financing statements under the Code covering any or all of the Collateral and Pledgor will not, without the prior written consent of Pledgee, until payment in full of all of the Obligations, execute and file in any public office, any enforceable financing statement or statements covering any or all of the Collateral, except financing statements filed or to be filed in favor of Pledgee as secured party.

0147311.05-01S4a
                                   6

            5. Payments After Event of Default.

Upon the occurrence and during the continuance of an Event of Default, if Pledgor at any time shall be entitled to receive any payments with respect to the Swap Transactions or the Swap Agreement, such amount shall, immediately upon receipt by Pledgor, be remitted to Pledgee for application to the Obligations, and until so remitted shall be received and held by Pledgor in trust for Pledgee. Pledgor shall be deemed to have complied with the foregoing obligations to the extent any such payment is made directly by the Counterparty to the Cash Collateral Account (as defined in the Cash Collateral Agreement) pursuant to the terms of the Cash Collateral Agreement.

            6. Remedies. (i) Subject to the provisions of the Swap Agreement, if an Event of Default shall occur and then be continuing:

                  (a) Pledgee, without obligation to resort to any other security, right or remedy granted under any other agreement or instrument, shall have the right to, in addition to all rights, powers and remedies of a secured party pursuant to the Code, at any time and from time to time, sell, resell, assign and deliver, in its sole discretion, any or all of the Collateral (in one or more parcels and at the same or different times) and all right, title and interest, claim and demand therein and right of redemption thereof, at public or private sale, for cash, upon credit or for future delivery, and in connection therewith Pledgee may grant options and may impose reasonable conditions such as requiring any purchaser to represent that any "securities" constituting any part of the Collateral are being purchased for investment only, Pledgor hereby waiving and releasing any and all equity or right of redemption to the fullest extent permitted by the UCC or applicable law. If all or any of the Collateral is sold by Pledgee upon credit or for future delivery, Pledgee shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, Pledgee may resell such Collateral. It is expressly agreed that Pledgee may exercise its rights with respect to less than all of the Collateral, leaving unexercised its rights with respect to the remainder of the Collateral, provided, however, that such partial exercise shall in no way restrict or

0147311.05-01S4a
                                   7
jeopardize Pledgee's right to exercise its rights with respect to all or any other portion of the Collateral at a later time or times.

                  (b) Pledgee may exercise, either by itself or by its nominee or designee, in the name of the Pledgor, all of Pledgee's rights, powers and remedies in respect of the Collateral, hereunder and under law.

                  (c) Pledgor hereby irrevocably, in the name of Pledgor or otherwise, authorizes and empowers Pledgee and assigns and transfers unto Pledgee, and constitutes and appoints Pledgee its true and lawful attorney-in-fact, and as its agent, irrevocably, with full power of substitution for it and in its name, (i) to exercise and enforce every right, power, remedy, authority, option and privilege of Pledgor under the Swap Agreement and the Swap Transactions, including any power to subordinate, terminate, cancel or modify the Swap Agreement or the Swap Transactions or to give any notices, or to take any action resulting in such subordination, termination, cancellation or modification and (ii) in order to more fully vest in Pledgee the rights and remedies provided for herein, to exercise all of the rights, remedies and powers granted to Pledgee in this Pledge Agreement, and Pledgor further authorizes and empowers Pledgee, as its attorney-in-fact, and as its agent, irrevocably, with full power of substitution for it and in its name, to give any authorization, to furnish any information, to make any demands, to execute any instruments and to take any and all other action on behalf of and in the name of Pledgor which in the opinion of Pledgee may be necessary or appropriate to be given, furnished, made, exercised or taken under the Swap Agreement, including the Swap Transactions, in order to comply therewith, to perform the conditions thereof or to prevent or remedy any default by Pledgor thereunder or to enforce any of Pledgor's rights thereunder, provided, however, that the power provided for in this sentence may not be exercised by Pledgee prior to the occurrence of an Event of Default and then only for so long as an Event of Default continues; and provided, further, that Pledgee shall not be permitted to take any action pursuant to said power-of-attorney that would conflict with any limitation on Pledgee's rights with respect to the Collateral. This power-of-attorney is irrevocable and coupled with an interest, and any similar or dissimilar

0147311.05-01S4a
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powers heretofore given by Pledgor in respect of the Collateral to any other
Person are hereby revoked. Without limiting the generality of the foregoing, Pledgee, after the occurrence and during the continuance of an Event of Default, shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to Pledgor representing: (i) any payment of obligations owed pursuant to the Swap Transactions and the Swap Agreement, (ii) interest accruing on any of the Collateral or (iii) any other payment or distribution payable in respect of the Collateral or any part thereof, and for and in the name, place and stead of Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer in respect of any property which is or may become a part of the Collateral hereunder.

                  (d) Pledgee may, without notice to, or assent by, Pledgor or any other Person (to the extent permitted by law), but without affecting any of the Obligations, in the name of Pledgor or in the name of Pledgee, notify the Counterparty, or if applicable, any other party to the Swap Agreement or the Swap Transactions, to make payment and performance directly to Pledgee; extend the time of payment and performance of, compromise or settle for cash, credit or otherwise, and upon any terms and conditions, any obligations owing to Pledgor, or claims of Pledgor, under the Swap Agreement or the Swap Transactions; file any claims, commence, maintain or discontinue any actions, suits or other proceedings deemed by Pledgee necessary or advisable for the purpose of collecting upon or enforcing the Swap Transactions pursuant to the terms of the Swap Agreement; and execute any instrument and do all other things deemed necessary and proper by Pledgee to protect and preserve and realize upon the Collateral and the other rights contemplated hereby.

                  (e) Pledgee may exercise all of the rights and remedies of a secured party under the Code.

                  (f) Without limiting any other provision of this Pledge Agreement, and without waiving or releasing Pledgor from any obligation or default hereunder, Pledgee shall have the right, but not the obligation, to perform any act or take any appropriate action, as it, in its reasonable judgment, may deem necessary to cure such

0147311.05-01S4a
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Event of Default under Sections 10(a) or 10(b) hereof or cause any term, covenant, condition or obligation required under this Pledge Agreement, the Swap Agreement or the Swap Transactions to be performed or observed by Pledgor to be promptly performed or observed on behalf of Pledgor or to protect the security of this Pledge Agreement. All amounts advanced by, or on behalf of, Pledgee in exercising its rights under this Section 6 (including, but not limited to, reasonable legal expenses and disbursements incurred in connection therewith), together with interest thereon at the rate of interest payable on overdue principal under the Notes and the Credit Agreement from the date of each such advance, shall be payable by Pledgor to Pledgee upon demand and shall be secured by this Pledge Agreement.

            7. Sales of Collateral. No demand, advertisement or notice, all of which are hereby expressly waived by Pledgor, shall be required in connection with any sale or other disposition of all or any part of the Collateral, except that Pledgee shall give Pledgor at least ten (10) days' prior written notice of the time and place of any public sale or of the time and the place where any private sale or other disposition is to be made, which notice Pledgor hereby agrees is reasonable, all other demands, advertisements and notices being hereby waived. To the extent permitted by law, Pledgee shall not be obligated to make any sale of the Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given, and Pledgee may without notice or publication adjourn any public or private sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Upon each private sale of the Collateral of a type customarily sold in a recognized market and upon each public sale, unless prohibited by any applicable statute which cannot be waived, Pledgee (or its nominee or designee) may purchase any or all of the Collateral being sold, free and discharged from any trusts, claims, equity or right of redemption of Pledgor, all of which are hereby waived and released to the extent permitted by law, and may make payment therefor by credit against any of the Obligations in lieu of cash or any other obligations. In the case of all sales of the Collateral, public or private, Pledgor will pay all reasonable costs and expenses of every kind for sale or delivery, including brokers' and reasonable attorneys' fees and disburse-

0147311.05-01S4a
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ments and any tax imposed thereon. However, the proceeds of sale of Collateral shall be available to cover such costs and expenses, and, after deducting such costs and expenses from the proceeds of sale, Pledgee shall apply any residue to the payment of the Obligations in the order of priority as set forth in the Mortgage and the Credit Agreement.

            8. Public Sales Not Possible. Pledgor acknowledges that the terms of the Swap Agreement may prohibit public sales, that the Collateral may not be of the type appropriately sold at public sales, and that such sales may be prohibited by law. In light of these considerations, Pledgor agrees that private sales of the Collateral shall not be deemed to have been made in a commercially unreasonably manner by mere virtue of having been made privately.

            9. Receipt of Sale Proceeds. Upon any sale of the Collateral by Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt by Pledgee or the officer making the sale or the proceeds of such sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to Pledgee or such officer or be answerable in any way for the misapplication or non-application thereof.

            10. Events of Default. An "Event of Default" shall exist if any of the following shall have occurred:

                  (a) Pledgor's failure to comply with any of the covenants or agreements of Sections 4(e) or clauses (i) or (ii) of Section 4(f) of this Pledge Agreement immediately upon the occurrence thereof; or

                  (b) Pledgor's failure to comply with any of the covenants or agreements of clauses (iii) or (iv) of Section 4(f) or of any other covenants, agreements or provisions of this Pledge Agreement, which failure is not cured within five (5) Domestic Business Days after written notice to Pledgor from Pledgee; or


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                  (c) An Event of Default shall occur under the Mortgage, the
Notes, the Credit Agreement or any other Loan Document.

            11. Waivers; Modifications. No delay on the part of Pledgee in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Pledge Agreement may be discharged, changed, waived, modified or varied in any manner unless in a writing duly signed by the parties hereto.

            12. Remedies Cumulative. All rights and remedies afforded to Pledgee by reason of this Pledge Agreement are separate and cumulative remedies, and shall be in addition to all other rights and remedies in favor of Pledgee existing at law or in equity or otherwise. No one of such remedies, whether or not exercised by Pledgee, shall be deemed to exclude, limit or prejudice the exercise of any other legal or equitable remedy or remedies available to Pledgee.

            13. Notices. Any notice, election, request or demand which by any provision of this Pledge Agreement is required or permitted to be given or served hereunder shall be in writing and shall be given or served by hand delivery against receipt, by any nationally recognized overnight courier service providing evidence of the date of delivery or by certified mail return receipt requested, postage prepaid, addressed to Pledgor at: c/o Victor Capital Group, L.P., 885 Third Avenue, New York, New York 10022, Attn: John R. Klopp, with copies to (i) Tishman Speyer Properties, L.P., 520 Madison Avenue, New York, New York 10022, Attn: General Counsel, and (ii) Battle Fowler LLP, 75 East 55th Street, New York, New York 10022, Attn: Kenneth J. Friedman, Esq., and addressed to Pledgee at: The Chase Manhattan Bank, Chase Real Estate Finance Group, 380 Madison Avenue, New York, New York 10017-2591, Attn: Mary Elisabeth Swerz, with copies to (i) The Chase Manhattan Bank, Legal Department, 270 Park Avenue, 39th Floor, New York, New York 10017, Attn: William C. Viets, Esq., and (ii) Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, New York, New York 10022,
Attention: Wallace L. Schwartz, Esq., or at such other address as shall be designated from time to time by Pledgee or Pledgor by notice given in accordance with the provisions of this Section 13. Any such notice or demand

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given hereunder shall be effective upon receipt or refusal (as indicated on the receipt) after mailing as aforesaid. All notices, elections, requests and demands required or permitted under this Pledge Agreement shall be in the English language.

            14. Jurisdiction, Etc. Any legal action or proceeding with respect to this Pledge Agreement and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Pledge Agreement, Pledgor hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. Pledgor irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Pledgor at its address set forth herein. Pledgor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Pledge Agreement brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of Pledgee to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Pledgor in any other jurisdiction.

            15. Successors and Assigns. This Pledge Agreement, and all representations, warranties and covenants of Pledgor made herein, shall be binding upon and inure to the benefit of Pledgor and its successors and assigns, provided that nothing in this Section shall be deemed to constitute the consent of Pledgee to any transactions in this Pledge Agreement elsewhere not permitted.
 This Pledge Agreement shall be binding upon and shall inure to the benefit of Pledgee and its successors and assigns.

            16. Pledgee Not Bound.


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                  (a) This Pledge Agreement shall not be construed as creating a partnership or joint venture agreement between Pledgee and Pledgor.

                  (b) Pledgee shall not be obligated to perform or discharge any obligation of Pledgor as a result of the collateral assignment hereby effected.

                  (c) The acceptance by Pledgee of this Pledge Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate Pledgee to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

            17. Acts of the Pledgee. All Collateral at any time delivered to Pledgee pursuant hereto shall be held by Pledgee subject to the terms, covenants and conditions herein set forth. Neither Pledgee nor any of its respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by such party or parties relative to any of the Collateral, except for such party's or parties' own gross negligence or willful misconduct or breach of this Pledge Agreement. Pledgee shall be entitled to rely in good faith upon any writing or other document reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons, and, with respect to any legal matter, Pledgee may rely in acting or in refraining from acting upon the advice of counsel selected by it concerning all matters hereunder. Pledgor hereby agrees to indemnify and hold harmless Pledgee and any of its directors, officers, agents or employees (collectively, the "Indemnified Parties") from and against any and all claims, demands, losses, judgments and liabilities (including, without limitation, liabilities for penalties and all damages, liabilities, losses, costs and expenses which Pledgee may incur or suffer if it becomes, or is alleged to have become, a partner of Pledgor by reason of the operation of this Pledge Agreement or Pledgee's exercise of the rights, remedies or powers under or in accordance with the terms hereof or otherwise, but excluding those losses, judgments and liabilities of Pledgee resulting from its gross

0147311.05-01S4a
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negligence or willful misconduct or breach of this Pledge Agreement) of whatsoever kind or nature without limitation, and to reimburse, within ten (10) days after demand therefor, Pledgee for all costs and expenses, including reasonable attorneys' fees (other than those costs and expenses of Pledgee resulting from its gross negligence or willful misconduct or breach of this Pledge Agreement), arising out of or resulting from this Pledge Agreement or the exercise by Pledgee of any right or remedy granted to it hereunder, such as operating, selling or disposing of Pledgor's property, including, without limitation, the Collateral, together with interest on such sums at the Default Rate, from the date such expenses were paid by Pledgee to the date of payment to Pledgee of such sums. Notwithstanding anything contained herein to the contrary, Pledgor is not indemnifying and shall not be required to indemnify the Indemnified Parties hereunder for any claim, demand, loss, judgment or liability arising out of or resulting from the Collateral, provided the event or events giving rise to such claim, demand, loss, judgment or liability occur after the consummation of a foreclosure sale or other disposition of the Collateral as a consequence of an Event of Default hereunder. In any action to enforce this Pledge Agreement, the provisions of this Section 17 shall, to the extent permitted by law, prevail notwithstanding any provision of applicable law respecting the recovery of costs, disbursements and allowances to the contrary.

            18. Custody of Collateral; Notice of Exercise of Remedies. Pledgee shall not have any duty as to the collection or protection of the Collateral or any income thereon or payments with respect thereto, or as to the preservation of any rights pertaining thereto beyond exercising reasonable care with respect to the custody of any thereof actually in its possession. Pledgor hereby waives notice of acceptance hereof, and except as otherwise specifically provided herein or required by provision of law which may not be waived, hereby waives any and all notices or demands with respect to any exercise by Pledgee of any rights or powers which it may have or to which it may be entitled with respect to the Collateral.

            19. Severability. In case any one or more of the provisions contained in this Pledge Agreement shall be found to be invalid, illegal or unenforceable in any

0147311.05-01S4a
                                   15
respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, and this Pledge Agreement shall continue in full force and effect in accordance with its remaining terms.

            20. Further Assurances. Pledgor agrees to do such further acts and things and to execute and deliver to Pledgee such additional conveyances, assignments, agreements and instruments as Pledgee from time to time may reasonably require to carry into effect this Pledge Agreement or to further assure and confirm unto Pledgee its rights, powers and remedies hereunder. Pledgor hereby agrees to sign and deliver to Pledgee such financing statements, in form reasonably acceptable to Pledgee, as Pledgee may from time to time reasonably request or as are necessary in the reasonable opinion of Pledgee to establish and maintain a valid and perfected security interest in the Collateral and to pay any filing fees relative thereto. Pledgor also authorizes Pledgee, to the extent permitted by law, to file such financing statements without the signature of Pledgor and further authorizes Pledgee, to the extent permitted by law, to file a photographic or other reproduction of this Pledge Agreement or of a financing statement in lieu of a financing statement.

            21. Release. The security interest in the Collateral granted to Pledgee hereunder shall be released upon satisfaction of all of the following conditions precedent:

                  (a) That the principal amount of and interest on the Notes and any costs or fees relative thereto and the other Obligations, shall have been fully paid and satisfied, and any accrued interest thereon as provided in the Loan Documents shall have been fully paid; and

                  (b) That all costs, fees, expenses and other sums paid or incurred by or on behalf of Pledgee in exercising any of its rights, powers, options, privileges and remedies hereunder or, with respect to the Obligations, under any of the Loan Documents, including, without limitation, reasonable attorneys' fees and disbursements, plus any accrued interest thereon as provided in the Loan Documents shall have been fully paid.

0147311.05-01S4a
                                   16

                  In connection with any release of Collateral pursuant to this
Section 21, Pledgee shall execute such documents as may be reasonably requested by Pledgor to acknowledge such release. Any documents delivered to confirm such release shall be prepared by counsel for Pledgee at Pledgor's reasonable expense and shall expressly provide that such confirmation is without recourse and without any representation or warranty, express or implied (except that Pledgee shall represent that such document has been and is duly authorized, that all necessary consents to the execution and delivery thereof have been obtained and that it has not assigned or encumbered the Collateral). If the Collateral is released in its entirety, Pledgee, at the request and sole cost and expense of Pledgor made at the time of any such release, will execute and deliver to Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Pledge Agreement, and will duly assign and transfer, without recourse and without any representation or warranty, express or implied (except that Pledgee shall represent that such termination and such assignment and transfer has been and is duly authorized, that all necessary consents to the execution and delivery thereof have been obtained and that it has not assigned or encumbered the Collateral), the Collateral (and deliver so much thereof as shall be in its possession and as has not theretofore been sold or otherwise applied or released pursuant to this Pledge Agreement, together with any moneys at the time held by Pledgee hereunder and not applied to the payment of the Obligations to Pledgor).

            22. Governing Law. This Pledge Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts entered into and to be performed entirely within such State and without regard to the conflicts or choice of laws rules of such State. This Pledge Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether oral or written, relating thereto.

            23. Miscellaneous.

                  (a) In enforcing any rights hereunder Pledgee shall not be required to resort to any particular

0147311.05-01S4a
                                   17
security, right or remedy through foreclosure or otherwise or to proceed in any particular order of priority, or otherwise act or refrain from acting, and, to the extent permitted by law, Pledgor hereby waives and releases any right to a marshaling of assets or a sale in inverse order of alienation.

                  (b) Pledgee agrees at any time and from time to time upon not less than ten (10) days' prior notice by Pledgor to execute, acknowledge and deliver to Pledgor or any other party specified by Pledgor a statement in writing certifying that this Pledge Agreement is unmodified and in full force and effect (or if there have been modifications, that the same, as modified, is in full force and effect and stating the modifications), and stating whether or not to the best knowledge of Pledgee there is a continuing Default or Event of Default, and, if so, specifying each such Default or Event of Default.

                  (c) Pledgor agrees at any time and from time to time upon not less than ten (10) days' prior notice by Pledgee to execute, acknowledge and deliver to Pledgee or any other party specified by Pledgee, a statement in writing certifying that this Pledge Agreement is unmodified and in full force and effect (or if there have been modifications, that the same, as modified, is in full force and effect and stating the modifications) and stating whether or not to the best knowledge of Pledgor there is a continuing Default or Event of Default, and, if so, specifying each such Default or Event of Default.

                  (d) The provisions of Section 9.14 of the Credit Agreement shall be deemed to be incorporated herein by reference.

                  (e) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

                  (f) PLEDGOR HEREBY IRREVOCABLY WAIVES ANY
AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING
ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE
TRANSACTIONS CONTEMPLATED HEREBY.

            24. Counterparty. Counterparty hereby con- sents to the above assignment and agrees that it will

0147311.05-01S4a
                                   18
make any payments to become payable under or pursuant to the Swap Agreement directly into the Cash Collateral Account.

0147311.05-01S4a
                                   19

            IN WITNESS WHEREOF, the parties have duly executed and delivered this Pledge Agreement in the City of New York as of the day and year first above written.


PLEDGOR:

1290 PARTNERS, L.P.

By: 1290 GP Corp.,
    General Partner


      By:_______________________
         Name:
         Title:


237 PARK PARTNERS, L.P.

By: 237 GP Corp.,
    General Partner


      By:
         Name:
         Title:


PLEDGEE:

THE CHASE MANHATTAN BANK,
   as Agent for the Lenders



By:____________________________
   Name:
   Title:



0147311.05-01S4a

Consented and agreed to this 10th day of October, 1996:

COUNTERPARTY:

THE CHASE MANHATTAN BANK


By:____________________________
   Name:
   Title:

0147311.05-01S4a
                  21